EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended June 30, 2003, I, James K.T. Lu, President and Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ James K.T. Lu
                                            --------------------
                                            James K.T. Lu
                                    Title:  President and Co-Chief Executive
                                              Officer
                                            Date:  March 26, 2004